Exhibit 99.1

Index to Pro Forma Condensed Combined Financial Statements


Unaudited Pro Forma Condensed Combined Financial Statements                            1

Unaudited Pro Forma Condensed Combined Balance Sheet as of March 31, 2003              2

Unaudited Pro Forma Condensed Combined Statements of Income for the three-month
ended March 31, 2003                                                                   3

Unaudited Pro Forma Condensed Combined Statements of Income for the year ended
December 31, 2002                                                                      4

Notes to Unaudited Pro Forma Condensed Combined Financial Statements                5 to 7


The following unaudited pro forma condensed combined balance sheet as of March 31, 2003 and the unaudited pro forma condensed combined statements of income for the three months ended March 31, 2003 and for the year ended December 31, 2002 are based on the historical financial statements of the Industries International, Incorporated (the "Company") and Li Sun Power International Limited ("LPI") after giving effect to the acquisition of LPI by the Company ("Acquisition") using the method of accounting similar to a pooling of interest method and the assumptions and adjustments described in the accompanying notes to the unaudited pro forma condensed combined financial statements. The Acquisition was completed on May 14, 2003.

The unaudited pro forma condensed combined balance sheet of the Company and LPI as of March 31, 2003 is presented to give effect to the Acquisition as if it occurred on March 31, 2003. The unaudited pro forma condensed combined statements of income of the Company and LPI for the three months ended March 31, 2003 and for the year ended December 31, 2002 are presented as if the Acquisition had taken place on January 1, 2002.

The unaudited pro forma condensed combined financial statements should be read in conjunction with the historical combined financial statements and accompanying notes contained in the Company's Form 10-KSB for the year ended December 31, 2002 and the Form 8-K/A for the information of Broad Faith Limited filed on April 14, 2003 and April 22, 2003 respectively and the Form 8-K/A for the information of LPI for the year ended December 31, 2002 filed on May 19, 2003 and Quarterly Report on Form 10-Q for its quarter ended March 31, 2003 filed on May 20, 2003. The unaudited pro forma condensed combined financial statements are not intended to represent or be indicative of the combined results of operations or financial condition of the Company that would have been reported had the Acquisition been completed as of the dates presented, and should not be taken as representative of the future combined results of operations or financial condition of the Company.

INDUSTRIES INTERNATIONAL, INCORPORATED

UNAUDITED PRO FORMAN COMBINED BALANCE SHEET
AS OF MARCH 31, 2003
--------------------------------------------------------------------------------
(in thousands)



                                                                                              PRO FORMA       PRO   FORMA
                                                                              Pro forma       COMBINED        COMBINED
                                                     INDI           LPI     adjustments          BALANCE         BALANCE
                                                      RMB           RMB            RMB               RMB             USD
                        ASSETS
CURRENT ASSETS:
Cash and cash equivalents                          56,191        88,878                          145,069          17,548
Accounts receivable, net                           64,913        69,314                          134,227          16,236
Due from related parties, director and employees   43,381           762        (30,144)  (c)      13,999           1,693
Inventories                                        32,486        20,063                           52,549           6,356
Plant and equipment held for sales receivable      58,850             -                           58,850           7,118
Prepaid expenses and other current assets          27,728        24,515                           52,243           6,320
                                                ----------    ----------                      ------------    ------------

Total current assets                              283,549       203,532                          456,937          55,271

Property, plant and equipment, net                 50,606        39,241                           89,847          10,868
Goodwill                                                -           591                              591              72
Investment in subsidiaries                              -             -         62,561   (b)           -               -
                                                                               (62,561)  (d)
                                                ----------    ----------                      ------------    ------------

Total assets                                      334,151       243,364                          547,375          66,211
                                                ==========    ==========                      ============    ============

LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES:
Debts maturing within one year                    114,025        28,000                          142,025          17,179
Accounts payable - Trade                           21,387        28,424                           49,811           6,025
Due to related parties                                  -        32,171        (30,144)  (c)       2,027             245
Other payable                                      44,800             -                           44,800           5,419
Accrued expenses and other accrued liabilities     14,714        31,620                           46,334           5,605
                                                ----------    ----------                      ------------    ------------

Total current liabilities                         194,926       120,215                          284,997          34,473
                                                ----------    ----------                      ------------    ------------

NON-CURRENT BORROWING                                   -        20,000                           20,000           2,419
                                                ----------    ----------                      ------------    ------------

MINORITY INTERESTS IN COMBINED SUBSIDIARIES        63,976        62,312                          126,288          15,276
                                                ----------    ----------                      ------------    ------------

SHAREHOLDERS' EQUITY:
Common stock                                        5,077             -          1,303   (b)       6,380             772
Additional paid-in capital                          3,890             -         61,258   (b)      65,148           7,880

Dedicated reserves                                 15,887         5,881         (5,881)  (d)      15,887           1,922
Retained earnings                                  51,045        34,956        (34,956)  (d)      29,321           3,547
                                                                               (21,724)  (d)
Accumulated other comprehensive loss                 (646)            -                             (646)            (78)
                                                ----------    ----------                      ------------    ------------

Total shareholders' equity                         75,253        40,837                          116,090          14,043
                                                ----------    ----------                      ------------    ------------

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY        334,155       243,364                          547,375          66,211
                                                ==========    ==========                      ============    ============

Note: As of March 31, 2003, LPI's common stock was only US$1 and there was no additional paid-in capital.

INDUSTRIES INTERNATIONAL, INCORPORATED

UNAUDITED PRO FORMAN COMBINED STATEMENT OF INCOME
THREE MONTHS ENDED MARCH 31, 2003
--------------------------------------------------------------------------------
(in thousands)

                                                                                             PRO FORMA       PRO FORMA
                                                                            Pro forma         COMBINED        COMBINED
                                               INDI             LPI       adjustments          BALANCE         BALANCE
                                                  RMB            RMB             RMB              RMB             USD
OPERATING REVENUES:
Net sales                                      54,913         39,780               -   (a)     94,693          11,454
Rental income                                     240              -                              240              29
                                           -----------     ----------                      -----------    ------------

                                               55,153         39,780                           94,933          11,483
                                           -----------     ----------                      -----------    ------------

OPERATING EXPENSES:
Manufacturing and other costs of sales         42,402         23,860               -   (a)     66,262           8,015
Sales and marketing                             2,211          2,253                            4,464             540
General and administrative                      2,429          1,353                            3,782             457
Research and development                        1,677            724                            2,401             291
Depreciation and amortization                     921            207                            1,128             136
Other operating costs and  expenses               780            460                            1,240             150
                                           -----------     ----------                      -----------    ------------

Total operating expenses                       50,420         28,857                           79,277           9,589
                                           -----------     ----------                      -----------    ------------

OPERATING INCOME                                4,733         10,923                           15,656           1,894
Interest expenses                              (1,482)          (687)                          (2,169)           (262)
Other income, net                                  97            127                              224              27
                                           -----------     ----------                      -----------    ------------

INCOME BEFORE INCOME TAXES AND MINORITY
   INTERESTS                                    3,348         10,363                           13,711           1,659
Provision for income taxes                       (356)        (1,086)                           1,442            (175)
                                           -----------     ----------                      -----------    ------------

INCOME BEFORE MINORITY INTERESTS                2,992          9,277                           12,269           1,484
Minority interest in income of combined                                                        (4,854)
   subsidiaries                                (1,479)        (3,375)                                            (587)
                                           -----------     ----------                      -----------    ------------

NET INCOME                                      1,513          5,902                            7,415             897
                                           ===========     ==========                      ===========    ============


Earning per share:
Basic  common shares outstanding
   (retroactively stated (note 1))             15,315              -           3,941   (f)     19,256          19,256
                                           ===========     ==========                      ===========    ============

Basic net income per common share               0.099              -               -             0.39            0.05
                                           ===========     ==========                      ===========    ============

INDUSTRIES INTERNATIONAL, INCORPORATED

UNAUDITED PRO FORMA COMBINED STATEMENT OF INCOME
YEAR ENDED DECEMBER 31, 2003
--------------------------------------------------------------------------------
(in thousands)

                                                                                              PRO FORMA       PRO FORMA
                                                                            Pro forma          COMBINED        COMBINED
                                               INDI             LPI        adjustment           BALANCE         BALANCE
                                                  RMB            RMB             RMB               RMB             USD
OPERATING REVENUES:
Net sales                                     288,236        159,455            (516) (a)      447,175          54,090
Rental income                                   8,160              -                             8,160             987
Government grant                                    -            300                               300              36
                                           -----------     ----------                       -----------    ------------

                                              296,396        159,755            (516)          455,635          55,113
                                           -----------     ----------                       -----------    ------------
OPERATING EXPENSES:
Manufacturing and other costs of sales        211,106         98,607            (516) (a)      309,197          37,400
Sales and marketing                            10,410          6,445                            16,855           2,039
General and administrative                     11,768          6,341                            18,109           2,190
Research and development                        8,025          3,868                            11,893           1,438
Depreciation and amortization                  10,306          1,139                            11,445           1,384
Write-down of assets to be disposal of              -          2,078          (2,078) (e)            -               -
Other operating costs and  expenses               662            443                             1,105             134
                                           -----------     ----------                       -----------    ------------

Total operating expenses                      252,277        118,921            (516)          368,604          44,585
                                           -----------     ----------                       -----------    ------------

OPERATING INCOME                               44,119         40,834                            87,031          10,528
Interest expenses                             (10,072)        (3,172)                          (13,244)         (1,602)
Other income, net                               1,569            567                             2,136             258
                                           -----------     ----------                       -----------    ------------

INCOME BEFORE INCOME TAXES AND MINORITY
   INTERESTS                                   35,616         38,229                            75,923           9,184
Provision for income taxes                     (2,820)        (4,521)                           (7,341)           (888)
                                           -----------     ----------                       -----------    ------------

INCOME BEFORE MINORITY INTERESTS               32,796         33,708                            68,582           8,296
Minority interest in income of combined
   subsidiaries                               (12,346)       (12,539)                          (24,975)          3,021
                                           -----------     ----------                       -----------    ------------

NET INCOME                                     20,450         21,169                            43,607           5,275
                                           ===========     ==========                       ===========    ============


Earning per share:
Basic common shares outstanding
   (retroactively stated (note 1))             15,315              -          3,941   (f)       19,256          19,256
                                           ===========     ==========                       ===========    ============

Basic net income per common share                1.34              -                              2.26            0.27
                                           ===========     ==========                       ===========    ============

INDUSTRIES INTERNATIONAL, INCORPORATED

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
(in thousands except shares and per share data)

1.       BASIS OF PRO FORMA PRESENTATION

The unaudited pro forma condensed combined financial statements should be read in conjunction with the historical combined financial statements and accompanying notes contained in the Company's Form 10-KSB for the year ended December 31, 2002 and the Form 8-K/A for the information of Broad Faith Limited filed on April 14, 2003 and April 22, 2003 respectively and the Form 8-K/A for the information of LPI for the year ended December 31, 2002 filed on May 19, 2003 and Quarterly Report on Form 10-Q for its quarter ended March 31, 2003 filed on May 20, 2003. The historical INDI financial information for year ended December 31, 2002 is that of the Form 8-K/A for the information of Broad Faith Limited filed on April 22, 2003.

On March 10, 2003, the Company entered into an agreement to purchase all issued and outstanding shares of LPI from Mr. Tsui Kit, who is the majority stockholder of the Company as well as the Chief Executive Officer and a director of the Company. By acquiring the capital stock of LPI, the Company will become the beneficial owner of LPI's approximately 72.83% interest in Wuhan Lixing Power Sources Company Limited ("WLPS"), a leading lithium and lithium-ion battery manufacturer in China.

The consideration for the acquisition will be 15,765,432 shares of common stock of the Company, based on a share price of US$0.48 per share; and cash of US$7,662,000, which shall be in the form of a promissory note payable in cash or common stock of the Company. Up to the date of this report, the form for settling the US$7,662,000 has not been determined.

Since the Company acquires shares in LPI from its controlling stockholder, Mr. Tsui Kit, the transaction was considered a transfer among companies under common control. The method of accounting for such transfer of equity interests was similar to pooling of interest method. Consistent with the provisions of Accounting Principle Board Opinion 16 " Business Combination", Statement of Financial Accounting Standards No. 141 "Business Combination" indicates that the assets and liabilities transferred in such transaction should be accounted for at existing carrying amounts. Any difference between considerations paid for the assets acquired and the existing carrying amounts of such assets to the controlling stockholder would be recorded as a dividend or a capital contribution, as appropriate. Accordingly, the difference between the consideration and the net carrying value of 100% interest in LPI was treated as dividend to the controlling stockholder of both companies (i.e., the Company and LPI), Mr. Tsui Kit.

On May 12, 2003, the Company declared a one-for-four reverse stock split. The reverse stock split became effective on June 2, 2003.

For the purpose of calculating earning per share of the Company in the unaudited pro forma combined statements of income, the basic common stocks outstanding have been retroactively stated for the effect of the reverse split and is presented as if the Recapitalzation of Broad Faith Limited had taken place on January 1, 2002.

For the convenience of the readers of these combined financial statements, translation of amounts from Renminbi (Rmb) into United States dollars (USD) has been made at the exchange rate of Rmb 1.00 = USD0.12096. No representation is made that the Renminbi amounts could have been or could be converted into the United States dollars at the rates or at any other rates on all the periods presented.

INDUSTRIES INTERNATIONAL, INCORPORATED

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
(in thousands except shares and per share data)

2. PRO FORMA ADJUSTMENTS

Pro forma adjustments are necessary to reflect the purchase price, to adjust difference between considerations paid for the assets acquired and the historical cost of such assets to the controlling stockholder of the Company and to eliminate intercompany balances or transactions between the Company and LPI. Certain reclassifications have been made to conform LPI's historical amounts to the Company's presentation.

The pro forma combined provision for income taxes does not reflect the amounts that would have resulted had the Company and LPI filed combined income tax returns during the periods presented.

The pro forma adjustments included in the unaudited pro forma condensed combined financial statements are as follows:

(a) Adjustment to reflect the elimination of intercompany transaction between a subsidiary of the Company and LPI. There was no such transaction occurred during three months ended March 31, 2003.

(b) Adjustment to record the consideration for the acquisition of 100% interest in LPI through Mr. Tusi Kit by 3,941,358 (after reverse split) shares of common stock of the Company. Any difference in par value of the Company's stock of US$ 0.04 (after reverse split) a share and agreed price of US$1.92 per share, was credited to additional paid-in capital. Due to the form for settling the US$7,662,000 has not been determined, this obligation to Mr. Tsui Kit has not been accounted for in the unaudited pro forma financial statements.

(c) Adjustment to reflect the elimination of inter-company current account balances.

(d)      Elimination of

                                                                                    (in thousand)     (in thousand)
                                                                                              RMB               USD

         Consideration (issuance of 3,941,358 shares of common stock (after
         adjusting the effect of the reverse split)                                       62,561              7,567

         LPI's equity accounts
         Common Stock                                                                          -                  -
         Dedicated reserves                                                               (5,881)              (712)
         Retained earnings                                                               (34,956)            (4,228)
                                                                                 -----------------    ----------------

         Difference                                                                       21,724              2,627
                                                                                 =================    ================

         The difference between consideration paid for the assets acquired and the existing carrying amounts of such assets was recorded as a dividend to the controlling stockholder, Mr. Tsui Kit. Adjustment was made to record the dividend by way of charging to retained earnings.

INDUSTRIES INTERNATIONAL, INCORPORATED

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
(in thousands except shares and per share data)

2.       PRO FORMA ADJUSTMENTS (CONTINUED)

(e) Adjustment to eliminate the effect of a non-recurring transaction relating to write-down of LPI's properties to be disposed to its staff.

(f) Adjustment to reflect the increase in weighted average number of shares outstanding of 3,941,358 (after adjusting the effect of the reverse split) common stock as if they were issued on January 1, 2002 for the Acquisition for unaudited pro forma combined statement of income for the year ended December 31, 2002 and three months ended March 31, 2003.